                                                                    Exhibit 1(x)

                      FOURTH AMENDMENT DATED AUGUST 8, 2008

                             TO JANUS ASPEN SERIES'
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003
                          AND AMENDED DECEMBER 29, 2005

Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument, as amended, is further amended effective August 13, 2008, as follows, to reflect the liquidation and termination of Janus Aspen INTECH Risk-Managed Growth Portfolio.

                                   SCHEDULE A

Series of the Trust                              Available Classes
----------------------------------------------   -------------------------------
Balanced Portfolio                               Institutional Shares
                                                 Service Shares

Flexible Bond Portfolio                          Institutional Shares
                                                 Service Shares

Forty Portfolio                                  Institutional Shares
                                                 Service Shares

Fundamental Equity Portfolio                     Institutional Shares
                                                 Service Shares

Global Life Sciences Portfolio                   Institutional Shares
                                                 Service Shares

Global Technology Portfolio                      Institutional Shares
                                                 Service Shares
                                                 Service II Shares

Growth and Income Portfolio                      Institutional Shares
                                                 Service Shares

International Growth Portfolio                   Institutional Shares
                                                 Service Shares
                                                 Service II Shares

Large Cap Growth Portfolio                       Institutional Shares
                                                 Service Shares

Mid Cap Growth Portfolio                         Institutional Shares
                                                 Service Shares

Mid Cap Value Portfolio                          Institutional Shares
                                                 Service Shares

Money Market Portfolio                           Institutional Shares

Janus Aspen INTECH Risk-Managed Core Portfolio   Service Shares

Small Company Value Portfolio                    Service Shares

Worldwide Growth Portfolio                       Institutional Shares
                                                 Service Shares
                                                 Service II Shares

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